EXHIBIT 10.19

Amendment to Purchasing Agreement
Agreement Number: 24177

Effective as of January 1, 2018, EL PASO HEALTHCARE SYSTEM, LTD., having its principal place of business at 4100 Rio Bravo, El Paso, TX 79902 (hereinafter referred to as "Division/Facility"), and CPM Medical Consultants, LLC, (hereinafter referred to as "Seller" or "Vendor"), having its principal place of business at 1565 N. Central Expressway, Suite 200, Richardson, TX 75080, hereby agree to amend their Purchasing Agreement dated April 1, 2017 for Spinal Implants (the "Agreement"), as follows:

1.	Definitions. The capitalized terms in this Amendment shall have the meaning designated in the Agreement unless otherwise expressly provided herein.
2.	Term. The term of the Agreement shall be extended to December 31, 2018.
3.	Products and Pricing. The current Exhibit A to the Agreement shall be replaced with replacement Exhibit A attached hereto and dated January 1, 2018.
4.	Except as expressly amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereby indicate their agreement to the terms of this Amendment by the signatures of their authorized representatives.

Division/Facility		Vendor
By: ____________________________		By: ___________________________
Name: Cindy Sightes_________________		Name: ___________________________
Title: Division CFO_________________		Title: ___________________________
Date: ____________________________	:	Date _____________________________

EXHIBIT 10.19

Exhibit A

Division: El Paso Healthcare System, LTD.

Vendor: CPM Medical Consultants, LLC

Date: January 1, 2018

Products/Services with Pricing